SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                             Dated September 5, 2001

Filed by the registrant                         [x]
Filed by a party other than the registrant      [ ]
Check the appropriate box:
   [ ] Preliminary proxy statement
   [ ] Confidential, for use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
   [X] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MIDWEST GRAIN PRODUCTS, INC.
                (Name of Registrant as Specified in Its Charter)
________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of filing fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each  class of  securities  to  which  transaction  applies:
           _____________________________________________
        2) Aggregate  number  of  securities  to  which   transaction   applies:
           _____________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ________________________
        4) Proposed maximum aggregate value of transaction:
           ______________________________________________________
        5) Total fee paid:_______________________________________
   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        1) Amount previously paid:______________________________________________
        2) Form, schedule or registration statement no.:________________________
        3) Filing party:________________________________________________________
        4) Date filed:__________________________________________________________

                        NOTICE OF 2001 ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT




                          MIDWEST GRAIN PRODUCTS, INC.
                               [GRAPHIC_OMITTED]

                          MIDWEST GRAIN PRODUCTS, INC.
                                1300 Main Street
                             Atchison, Kansas 66002

                               September 14, 2001


                            NOTICE OF ANNUAL MEETING


To the Stockholders:

   The Annual Meeting of Stockholders of Midwest Grain Products, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Thursday, October 11, 2001, beginning at 10:00 a.m., local time, for the following purposes:

     o To elect three  directors,  each for a three-year  term expiring in 2004;
       and

     o To transact such other business as may properly come before the meeting.

   Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 17, 2001, will be entitled to vote at the meeting or any adjournment thereof.

   STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

                                       By Order of the Board of Directors
                                       /s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer

                                 PROXY STATEMENT

   This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on Thursday, October 11, 2001, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 14, 2001.


                               GENERAL INFORMATION

   The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 17, 2001 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 17, 2001, there were 8,166,554 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

   Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals.

   Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

   Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

   The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.

                              ELECTION OF DIRECTORS

Nominees

   One Group A Director and two Group B Directors are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the person nominated for the Group A position. The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions. James A. Schlindwein has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 2004. Cloud L. Cray, Jr., and Robert J. Reintjes have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 2004. Messrs. Cray and Reintjes are now and have been directors of the Company for more than the past two years. Mr. Schlindwein has served as a director since June 2001. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.


                                 GROUP A NOMINEE
                          (For a term expiring in 2004)

JAMES A. SCHLINDWEIN     Mr. Schlindwein, age 72, has been a director since June
                         2001 when he was appointed to fill the unexpired term of a member who previously resigned. He is a member of the Audit and Human Resources Committees. He is a retired senior executive of SYSCO corporation. He also serves on the board of directors of Imperial Sugar
                         Company.


                                GROUP B NOMINEES
                          (For terms expiring in 2004)

CLOUD L. CRAY, JR.       Mr. Cray,  age 78, has been a director  since 1957, and
                         has served as  Chairman  of the Board  since  1980.  He
                         served  as  Chief   Executive   Officer  from  1980  to
                         September, 1988, and has been an officer of the Company and its affiliates for more than 30 years.

ROBERT J. REINTJES       Mr.  Reintjes,  age 69, has been a director since 1986.
                         He is  Chairman  of the Audit  Review  Committee  and a
                         member   of  the   Nominating   and   Human   Resources
                         Committees.  He has  served  as  president  of Geo.  P.
                         Reintjes  Co., Inc. of Kansas City,  Missouri,  for the
                         past 24 years. Geo. P. Reintjes Co., Inc. is engaged in
                         the  business  of  refractory  construction.  He  is  a
                         director   of   Butler    Manufacturing    Company,   a
                         manufacturer of pre-engineered  buildings, and Commerce
                         Bank of Kansas City.


                                      OTHER
                                GROUP A DIRECTORS

MICHAEL R. HAVERTY       Mr. Haverty,  age 55, has been a director since October
                         1999.  His present term expires in 2002. He is Chairman
                         of the  Nominating  Committee and a member of the Audit
                         Review and Human Resources Committees. Since January 1,
                         2001,  he has been the  Chairman,  President and CEO of
                         Kansas City Southern  Industries,  Inc. From 1995 until
                         January 1, 2001,  he was  Executive  Vice  President of
                         Kansas  City  Southern  Industries,  Inc.  He also  has
                         served as President and Chief Executive  Officer of The
                         Kansas City Southern  Railway  Company since 1995.  Mr.
                         Haverty   previously   served  as  Chairman  and  Chief
                         Executive  Officer of Haverty  Corporation from 1993 to
                         May,   1995,   acted   as  an   independent   executive
                         transportation  adviser  from  1991  to  1993  and  was
                         President and Chief Operating  Officer of The Atchison,
                         Topeka and Santa Fe Railway  Company from 1989 to 1991.
                         He  is  also  a  director  of  Kansas   City   Southern
                         Industries,  Inc. and Grupo Transportacion  Ferroviaria
                         Mexicana, S.A. de C.V.

LINDA E. MILLER          Ms.  Miller,  age 48, has been a director  since  June,
                         2000. Her present term expires in 2003. She is a member
                         of the Audit Review  Committee and the Human  Resources
                         Committee.  She is an independent  marketing consultant
                         and has been a Program  Director of the  University  of
                         Kansas  School  of  Journalism   since  1996.  She  was
                         Marketing  Director of the  American  Business  Women's
                         Association, Kansas City, Missouri from 1990 to 1996.

DARYL R. SCHALLER, Ph.D. Dr.  Schaller,  age  57,  has  been  a  director  since
                         October, 1997. His present term expires in 2003. He is Chairman of the Human Resources Committee and a member of the Audit Review and Nominating Committees. He is president of Schaller Consulting, a consulting firm. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President -- Scientific Affairs from 1994, and previously was
                         Senior Vice President -- Research, Quality and Nutrition for Kellogg.


                                      OTHER
                                GROUP B DIRECTORS

MICHAEL BRAUDE           Mr. Braude, age 65, has been a director since 1991. His
                         present  term  expires  in 2003.  He is a member of the
                         Audit, Human Resources and Nominating Committees. Since
                         November  2000, he has been Executive Vice President of
                         Country Club Bank, Kansas City,  Missouri.  Previously,
                         from 1984 until his retirement in November 2000, he was
                         the President and Chief Executive Officer of the Kansas
                         City  Board of Trade,  a  commodity  futures  exchange.
                         Prior to 1984,  he was Executive  Vice  President and a
                         Director  of  American  Bank & Trust  Company of Kansas
                         City.  Mr.  Braude is a director of NPC  International,
                         Inc., an operator of numerous Pizza Hut and other quick
                         service  restaurants   throughout  the  United  States,
                         Country Club Bank,  Kansas City,  Missouri and National
                         Futures Association, a member and Past Chairman of the National Grain Trade Council and a trustee of the University of Midwest Research Institute.

RANDALL M. SCHRICK       Mr.  Schrick,  age 51, has been a director  since 1987.
                         His present term expires in 2002. He joined the Company in 1973 and has been Vice President of Operations since
                         July  1992.  From  1984  to  July,  1992  he  was  Vice
                         President and General Manager of the Pekin plant.  From
                         1982  to 1984 he was the  Plant  Manager  of the  Pekin
                         Plant. Prior to 1982, he was Production Manager at the Atchison plant.

LAIDACKER M. SEABERG     Mr.  Seaberg,  age 55, has been a director  since 1979.
                         His present term expires in 2002. He joined the Company
                         in 1969 and has served as the  President of the Company
                         since  1980  and  as  Chief  Executive   Officer  since
                         September, 1988. He is the son-in-law of Mr. Cray, Jr.

Certain information concerning the Board and its Committees

   The  Board  has  three  standing  committees:  Audit,  Nominating  and  Human
Resources.

   Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. Pursuant to a stockholder approved plan, each non-employee director also receives an automatic grant of an option to purchase 1,000 shares of the Company's Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date. Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director's office due to retirement following age 70, (c) one year following termination of the director's office due to death or (d) 90 days following the date of the termination of the director's term of office for any other reason.

   During the fiscal year ended June 30, 2001, the Board met seven times, the Audit Review Committee met three times, the Human Resources Committee met three times and the Nominating Committee met once. The attendance at Committee and Board meetings by all directors in the aggregate was 95.5%. Each director attended at least 75% of the meetings of the Board and the Committees of which the director was a member.

   The Audit Review Committee reviews the process involved in the preparation of the Company's annual audited financial statements and recommends to the Board of Directors an independent accountant to conduct that audit and to review the Company's quarterly financial statements. It also reviews and makes recommendations with regard to the process involved in the Company's implementation of its conflict of interest and business conduct policy. In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee's written Charter, that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) fees proposed by the Company's auditors; (e) certain matters relating to the independence of the Auditor; (f) certain matters required to be discussed with the Auditors relative to the quality of the Company's accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the Auditors with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee. The Board of Directors has determined that each Audit Committee member is "independent", as that term is defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards.

   The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who report directly to the Chief Executive Officer. The Committee approves a bonus system for various key employees and reviews the scope and type of compensation plans for management personnel. The Committee administers the Company's Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and the Directors' Stock Option Plans, and also serves as an executive search committee.

   The Nominating Committee recommends to the Board of Directors the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.

                                  OTHER MATTERS

   At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment.

                             AUDIT COMMITTEE REPORT

   The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2001; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors' independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2001 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

   This report is made over the name of each continuing member of the Audit Committee at the time of such recommendation, namely Robert J. Reintjes (Chairman), Michael Braude, Michael R. Haverty, Linda E. Miller, and Daryl R. Schaller, Ph. D. and James A. Schlindwein.

                  AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

   The aggregate fees billed the Company by its principal accountant, Baird, Kurtz & Dobson, for the fiscal year ended June 30, 2001 for (i) professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's reports on Form 10-Q during such fiscal year, (ii) financial information systems design and implementation as described in paragraph (c)(4)(ii)of Rule 2-01 of Regulation S-X during such year and (iii) for all other services were as set forth in the following table. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Baird, Kurtz & Dobson.

         Type of Fee                                          Amount
         -----------                                          -------
         Audit Fees                                           $93,000
         Financial Information Systems Design
           and Implementation Fees                             13,500
         All Other Fees                                        45,345

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information concerning compensation for each of the years ending June 30, 2001, 2000 and 1999 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                            Compensation
                                                       Annual Compensation                     Awards
                                           --------------------------------------------    --------------
                                                                                             Securities
                                                                          Other Annual       Underlying        All Other
          Name and                           Salary          Bonus        Compensation        Options         Compensation
     Principal Position           Year       ($) (1)          ($)             ($)               (#)             ($) (1)
-----------------------------    -------   -----------    -----------    --------------    --------------    --------------

Laidacker M. Seaberg              2001        $369,000      $37,740             ---           24,000 (2)        $15,308
 President and Chief              2000         357,750       20,050             ---           24,000             14,402
 Executive Officer                1999         335,050       26,735             ---           24,000             14,402

Randy M. Schrick                  2001         170,162       17,466             ---           12,000 (2)         15,308
 Vice President of                2000         165,966        9,032             ---           12,000             14,402
 Operations                       1999         154,350       12,316             ---           12,000             14,409

Robert G. Booe                    2001         171,790       17,633             ---           12,000 (2)         15,308
 Vice President-                  2000         166,757        9,346             ---           12,000             14,402
 Finance and                      1999         154,350       12,316             ---           12,000             14,409
 Administration and Chief
 Financial Officer

Sukh Bassi, Ph.D.                 2001         170,154       17,465             ---            7,000 (2)         15,308
 Vice President-                  2000         166,757        9,346             ---           12,000             14,402
 Specialty Ingredients            1999         154,350       12,316             ---           12,000             14,409
 Marketing and Sales,
 Research and
 Development

Dennis Sprague                    2001         156,817       16,096             ---            7,000            15,308
Vice President-Alcohol &          2000         155,178        8,697             ---           12,000            14,402
Feed Marketing and                1999         145,000       11,570             ---           12,000            14,103
Sales

_________________

(1) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans and 401(k) plan allocated to the accounts of each executive officer for the years indicated.

(2) These options replace options that were cancelled on December 7, 2000. For more information, refer to the Option Grants in Fiscal 2001 and 10-Year Option/SAR Repricing tables below.

Stock Options

   The following table contains information concerning the grant of stock options under the Company's Stock Incentive Plan of 1996 to the Named Executive Officers during the fiscal year ended June 30, 2001.

                          OPTION GRANTS IN FISCAL 2001

                                               Individual Grants
                           ----------------------------------------------------------            Potential
                                                                                              Realizable Value
                           Number of        % of Total                                           at Assumed
                           Securities        Options                                           Annual Rates of
                           Underlying       Granted to                                          Stock Price
                           Options          Employees         Exercise                        Appreciation for
                           Granted          in Fiscal           Price      Expiration           Option Term
         Name                (#)             Year *            ($/Sh)        Date            5%  ($)       10% ($)
----------------------     ------------     ----------        ---------     --------         -------       -------

Laidacker M. Seaberg       24,000             23.3%            $9.3125       6/8/11        $110,976      $307,968
Randy M. Schrick           12,000             11.6%             9.3125       6/8/11          55,488       153,984
Robert G. Booe             12,000             11.6%             9.3125       6/8/11          55,488       153,984
Sukh Bassi, Ph.D.           7,000              6.8%             9.3125       6/8/11          32,368        89,824
Dennis Sprague              7,000              6.8%             9.3125      12/7/10          41,090       103,670

_______________

* During the fiscal year, options covering an additional 24,460 shares were granted to salaried employees other than executive officers. The percentages shown in the table do not reflect these shares. If those shares were to be included in the calculation, the percentages would be 18.8% for Mr. Seaberg, 9.4% for Messrs. Schrick and Booe and 5.5% for Messrs Bassi and Sprague.

(1) These options were granted in connection with the cancellation on December 7, 2001 of options granted in January 1996. See "Report of Human Resources Committee."

(2) Options granted have an exercise price equal to $9.3125. This was fair market value on December 7, 2000, the date options were granted to Mr. Sprague and the date of cancellation of previously granted options that the options granted on June 8, 2001 to the other Named Executive Officers replaced. The options granted to Mr. Sprague vest in equal increments over a four year period, subject to accelerated vesting in the event of death or normal retirement. The options granted to the other Named Executive Officers replaced options that were fully vested when cancelled; therefore, the new options were granted on a fully vested basis. Subject to provisions of the 1996 Stock Incentive Plan providing for earlier termination upon the occurrence of certain events, the options expire ten years after their respective dates of grant. Optionees may provide for withholding taxes on those options that are not incentive options under Section 422 of the Internal Revenue Code by delivering previously issued shares of stock or directing the Company to withhold shares otherwise issuable upon exercise of such options.

Ten-Year Option/SAR Repricing

   The following table sets forth for all executive officers of the Company all option repricings during the period July 1, 1991 through June 30, 2001. During such period, there was one repricing with respect to the options set forth below. See "Report of the Human Resources Committee - Stock Incentive Plan of 1996."

                                            Number of                                                           Length of
                                            Securities                                                          Original
                                            Underlying      Market Price of    Exercise Price                  Option Term
                                           Options/SARs    Stock At Time of      At Time of         New       Remaining At
                                           Repriced or       Repricing or       Repricing or      Exercise       Date of
       Name (Title)           Date         Amended (#)       Amendment ($)     Amendment ($)     Price ($)    Repricing Or
------------------------    -------       -------------    ----------------   --------------     ---------      Amendment
                                                                                                                ----------
Ladd M. Seaberg  (1)        12/7/00           24,000            $9.3125          $14.00          $9.3125         5.1 years
Randall M. Schrick (1)      12/7/00           12,000             9.3125           14.00           9.3125         5.1 years
Robert G. Booe (1)          12/7/00           12,000             9.3125           14.00           9.3125         5.1 years
Dr. Sukh Bassi (1)          12/7/00            7,000             9.3125           14.00           9.3125         5.1 years
Gerald Lasater (Vice        12/7/00            7,000             9.3125           14.00           9.3125         5.1 years
  President)

(1) See  Summary  Compensation  Table  for  titles  of  current  Named Executive
Officers.

Option Exercises and Year End Holdings

   The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 2001, and unexercised options held as of the end of fiscal 2001:

                   AGGREGATED OPTION EXERCISES IN FISCAL 2001
                            AND FY-END OPTION VALUES

                                                                        Number of
                                                                         Securities                 Value of
                                                                        Underlying                Unexercised
                                                                       Unexercised               In-the-Money
                                                                         Options at                 Options at
                                                                        FY-End (#)                 FY-End ($)
                           Shares Acquired       Value Realized         Exercisable/              Exercisable/
         Name              on Exercise (#)           ($)               Unexercisable             Unexercisable
----------------------     ---------------       -------------         -------------            ---------------
Laidacker M. Seaberg            ---                  ---               84,000/36,000            $64,650/$57,600
Randy M. Schrick                ---                  ---               42,000/18,000            $32,460/$28,880
Robert G. Booe                  ---                  ---               42,000/18,000            $32,460/$28,880
Sukh Bassi, Ph.D.               ---                  ---               28,250/16,750            $22,830/$28,880
Dennis Sprague                  ---                  ---               14,250/23,750            $22,830/$28,880

Performance of the Company's Common Stock

   The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1996 and ending June 30, 2001, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 61 active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.


                            VALUE OF $100 INVESTMENTS
               ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1996
                         AND AT EACH SUBSEQUENT JUNE 30
                                [GRAPH OMITTED]

                         1996   1997   1998   1999  2000   2001
MWGP                     $100   $102   $112    $86   $64    $87
NASDAQ FOOD              $100   $118   $145   $149  $144   $185
NASDAQ COMPOSITE         $100   $122   $160   $230  $340   $185

Report of the Human Resources Committee

   Human Resources Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The Committee for the year ended June 30, 2001, consisted of Daryl R. Schaller, Ph.
D. (Chairman), Michael R. Haverty, Robert J. Reintjes, Linda E. Miller, and Michael Braude. At present the Committee consists of the same members plus James
A. Schlindwein. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers and employees who report directly to the Chief Executive Officer. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

   This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2001 ("the Year").

   Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of
(i) annual base salary,  (ii) annual cash bonuses,  (iii) annual stock  bonuses,
(iv) stock options and (v) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan and 401(k) Plan. In formulating its compensation recommendations, the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

   Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the Year based on the various factors described in the preceding paragraph. In 2001, the Committee increased base salaries to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises. These increases were based in large part on studies conducted by Hay Management Consultants.

   Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan. Under that plan, each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable annually, of up to 25% of each employee's base salary to the extent that certain Company performance targets are met. In 2001, some of the targets were met, and this resulted in average bonuses for all covered employees of between 5.86% and 10.45%.

   The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO.

   Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996. The Plan was approved by stockholders at the Annual Meeting in 1996. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Since that action, the Committee has granted options to Senior Executives on an annual basis.

   Since options were first granted in 1996 under the Stock Incentive Plan, the market price of the Company's Common Stock has declined due in large part to competitive market forces and government policies beyond management's control. By 2000, all of the outstanding options held by senior management were out of the money and provided little value as an incentive. Further, substantially all of the shares available for issue under the Stock Incentive Plan were subject to options issued prior to 2000. Out of concern about market overhang, the Human Resources Committee and the Board of Directors determined not to seek approval of a plan amendment or a new plan authorizing issuance of additional shares. However, the Human Resources Committee and the Board of Directors believe that stock options remain an important component of the Company's compensation program and determined that it would be in the best interests of the Company to restore incentive by granting options to certain members of senior management who agreed to cancel options that had been granted to them in January 1996. The Company agreed that such persons who cancelled their options would be granted a new option one day and six months after cancellation for a like number of shares at a price equal to the greater of fair market value on the date of cancellation or fair market value on the new grant date. Other terms of the new options would be substantially the same as the cancelled options except for the expiration date. Because the old options were fully vested, the new options would be fully exercisable when granted. On December 7, 2000, the Chief Executive Officer and each of the named executive officers agreed to cancel options granted in January 1996 with an exercise price of $14 per share; on June 8, 2001, the Company granted such persons options for a like number of shares at an exercise price of $9.3125 per share, which was the closing market price of the Company's Common Stock on December 7, 2000. Additional information about these options may be found in tables set forth at pages 8 and 9 herein.

   Equity Based Retirement Compensation. The final component of executive compensation consists of equity based retirement compensation through participation in the Company's employee stock ownership plans for salaried and certain hourly employees ("Salaried ESOP") and 401(k) Plan. The amount of the Company's contributions to the Salaried ESOP and the 401(k) Plan is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year.

   Under the Salaried ESOP, amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. In fiscal 2001, the Company contributed an amount equal to 4-1/2% of eligible compensation for the Salaried ESOP. This is a 50% reduction from the prior year; however, during the current year, the Board determined that half of the amount that otherwise would have been contributed under the Salaried ESOP should be contributed to the Company's 401(k) Plan, described below.

   The Company has maintained a 401(k) Plan for the benefit of employees for several years but has not heretofore made a contribution to it. During the current year, the Board determined to reduce the Company's contribution to the Salaried ESOP and to contribute an amount equal to the reduction to the 401(k) Plan. Five years service is required for full vesting in the amount of the Company contribution. In fiscal 2001, the Company contributed an amount equal to 4-1/2% of eligible compensation to the 401(k) Plan.

   Compensation of the Chief Executive Officer for 2001. All of the components of the 2001 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives.

   This report is being made over the names of Daryl R. Schaller, Ph. D. (Chairman), Michael R. Haverty, Robert J. Reintjes, Linda E. Miller, and Michael Braude, who are the continuing members of the Committee which passed on Executive Compensation for the Year.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth as of July 1, 2001, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                  Shares Beneficially Owned (a)
                                       -----------------------------------------------
      Stockholder                       Common Stock              Preferred Stock
      -----------                       No. of Shares   %       No. of Shares    %
                                        -------------  ---      -------------   ---

Sukh Bassi, Ph. D.(b)(c)..............     41,838        *
Robert G. Booe (b)(d)(e)..............    107,003     1.30
Michael Braude (b)....................     14,613        *
Brian Cahill (d)......................     25,411        *
Cloud L. Cray, Jr.(b)(f)(g)...........  2,238,401    27.39          333         76.2
Richard B. Cray (f)(h)................     40,675        *          334         76.4
Michael R. Haverty (b)................     10,709        *
Linda E. Miller (b)...................      2,965        *
Robert J. Reintjes (b)(i).............     21,265        *
Dave Rindom (d)(j)....................      7,280        *
Daryl Schaller (b)....................      9,521        *
Randy M. Schrick (b)(d)(k)............     61,561        *
James Schlindwein ....................        -0-
Laidacker M. Seaberg (b)(d)(f)(l).....    592,597     7.18          404         92.4
Dennis Sprague (b)....................     14,250        *
Cray Family Trust (f).................      --         --           333         76.2
Trustees of the Company's ESOPs,
   (Robert G. Booe, Brian Cahill, Dave
     Rindom, Randy Schrick and
     Ladd Seaberg)(d).................    881,748     10.75

All Executive Officers and Directors
  as a Group of 18 (b)(m).............  4,067,102     48.2          405         92.6
-------------

     * less than 1%

(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of July 1, 2001.

     Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The table includes shares which may be acquired pursuant to stock options granted under the Company's stock option plans that become exercisable on or before September 1, 2001. These consist of options held by three non-employee directors (Messrs Braude, Cray and Reintjes) to purchase 5,000 shares each, one non-employee director (Mr. Schaller) to purchase 4,000 shares, one non-employee director (Mr Haverty) to purchase 2,000 shares and one non-employee director (Ms. Miller) to purchase 1,000 shares, options held by Messrs. Bassi, Booe, Schrick, Seaberg and Sprague to purchase 28,250, 42,000, 42,000, 84,000 and 14,250 shares, respectively, and options held by all executive officers and directors as a group to purchase 266,395 shares.

(c)  Includes 440 shares held by members of Mr. Bassi's family.

(d) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 881,748 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2001. Any unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Seaberg (69,210 shares); Mr. Booe (37,639 shares); Mr. Cahill (11,909 shares); Mr. Rindom (7,637 shares); and Mr. Schrick (23,557 shares). A total of 73,945 shares are allocated to the accounts of all other officers and directors. The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 881,748 shares, or any of the shares allocated to their individual accounts. Accordingly the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts shown, plus 881,748 shares and 10.75%.

(e)  Includes 40,000 shares held by Mr. Booe's wife.

(f) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(g) Includes 189,763 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 40,000 shares held by the Cloud L. Cray Foundation.

(h) Includes 333 shares of Preferred Stock held by the Cray Family Trust and 40,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(i)  Includes 6,590 shares held by Mr. Reintjes' wife.

(j)  Includes 3,103 shares held by a trust for the benefit of Mr. Rindom's wife.

(k)  Includes 3,246 shares held by members of Mr. Schrick's family.

(l)  Includes 106,585 shares held by Mr. Seaberg's wife.

(m) Includes shares discussed under notes (a) through (j) as well as shares held by members of the families of officers not listed in the table.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ. Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2001 all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements except that, due to an administrative oversight, Mr. Robert G. Booe failed to file a Form 4 with respect to one transaction involving the sales of an aggregate of 10,000 shares by him and his wife. The transaction has been reported in an amended Form 5.


                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected the firm of Baird, Kurtz & Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 2001. The selection was made upon the recommendation of the Audit Review Committee, which, at the time of such recommendation, consisted of Mr. Reintjes, Chairman, and Messrs. Braude, Haverty, Schaller and Ms. Miller. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

   Representatives of Baird, Kurtz & Dobson will be present at the stockholders' meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.


                               PROXY SOLICITATIONS

   The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

   Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 10, 2002 must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Robert G. Booe, Chief Financial Officer, so that they are received on or before May 18, 2002. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by Stockholders, unless the Company receives written notice of the matter on or before July 31, 2002, at the above address.


                                  HOUSEHOLDING

   Only one copy of the Company's Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders. This procedure is referred to as "householding". In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials. The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at Midwest Grain Products, 1300 Main Street, P.O . Box 130, Atchison, Kansas 66002. You can contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of the Company's Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.


                                      By Order of the Board of Directors
                                       /s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer
September 14, 2001

                          MIDWEST GRAIN PRODUCTS, INC.
                                [GRAPHIC_OMITTED]





                         1300 Main Street, P.O. Box 130
                           Atchison, Kansas 66002-0130
                               Phone 913-367-1480

                              www.midwestgrain.com

         [Logo]               MIDWEST GRAIN PRODUCTS, INC.          PROXY
                    1300 Main street, Atchison, Kansas 66002   PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 11, 2001, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 2001, and its Proxy Statement.

     This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                                            ____________________________________
                                            Stockholder's Signature

                                            ____________________________________
                                            Stockholder's Signatures
                                            Dated_______________________________
                                            Please sign  exactly as your name(s)
                                            appear  above.  Joint owners  should
                                            each  sign.   Executors,   trustees,
                                            custodians,  etc.,  should  indicate
                                            the   capacity  in  which  they  are
                                            signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)


The Board of Directors Recommends a vote FOR the following proposals:

1. Election of two Group B Directors for terms expiring in 2004. The Board of Directors has nominated:

                    Cloud L. Cray, Jr. and Robert J. Reintjes

    [ ] FOR both Nominees        [ ] AUTHORITY WITHHELD from both Nominees

    [ ] AUTHORITY WITHHELD from the following Nominee:__________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED,
         THE SHARES WILL BE VOTED "FOR" BOTH NOMINEES UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

 [Logo]                  MIDWEST GRAIN PRODUCTS, INC.                  PROXY
                   1300 Main Street, Atchison, Kansas 66002         COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Theundersigned  appoints Cloud L. Cray, Jr.,  Laidacker M. Seaberg and Robert
G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on October 11, 2001, or at any adjournment thereof.

   The undersigned has received the Company's Annual Report for 2001, and its Proxy Statement.

   This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

                                        ________________________________________
                                        Stockholder's Signature

                                        ________________________________________
                                        Stockholder's Signature
                                        Dated___________________________________
                                            Please sign  exactly as your name(s)
                                            appear  above.  Joint owners  should
                                            each  sign.   Executors,   trustees,
                                            custodians,  etc.,  should  indicate
                                            the   capacity  in  which  they  are
                                            signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)

The Proxies are hereby given the following authority:

1. Election of one Group A Director for a term expiring in 2004. The Board has nominated: James A. Schlindwein

   [ ] FOR Nominee                      [ ] AUTHORITY WITHHELD from Nominee

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

 IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
                WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 14, 2001


TO: Participants in the Midwest Grain Products, Inc.
    Employee Stock Purchase Plan

   Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 11, 2001.

   We are also enclosing a copy of the Company's Annual Report for 2001 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

   Please promptly complete and sign the instruction card and return it in the enclosed envelope.

   Thank you.

                                        Very truly yours,

                                        /s/Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and
                                           Chief Executive Officer

            MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

   The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 11, 2001, or at any adjournment thereof.

   The undersigned has received the Company's Annual Report for 2001 and its Proxy Statement.

                                                ________________________________
                                                Accountholder's Signature

        Accountholder                           Dated:__________________________

                            Number of Shares Allocated to Account:______________


   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1. Election of one Group A Director for a term expiring in 2004. The Board of Directors has nominated: James A. Schlindwein

       [ ] FOR Nominee                  [ ] AUTHORITY WITHHELD from Nominee


2. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

        IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
    IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 14, 2001

TO: Participants in the
    Employee Stock Ownership Plan

   Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 11, 2001.

   We are also enclosing a copy of the Company's Annual Report for 2001 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

   Please promptly complete and sign the instruction card and return it in the enclosed envelope.

   Thank you.

                                  Very truly yours,

                                  /s/ Laidacker M. Seaberg
                                      Laidacker M. Seaberg
                                      President and
                                      Chief Executive Officer

           MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

   The undersigned hereby instructs Laidacker M. Seaberg, Robert G. Booe, Brian Cahill, Dave Rindom and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 11, 2001, or at any adjournment thereof.


The undersigned has received the Company's Annual Report for 2001 and its Proxy Statement.

   Name of ESOP:______________________________


                                                ________________________________
                                                Accountholder's Signature

         Accountholder                          Dated:__________________________

                                Number of Shares Allocated to Account:__________


   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1. Election of one Group A Director for a term expiring in 2004. The Board of Directors has nominated: James A. Schlindwein


      [ ] FOR Nominee                   [ ] AUTHORITY WITHHELD from Nominee

2. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

  IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
          THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.